SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  September 14, 1999
                                                  ------------------


                               Chase Funding, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         New York                      333-64131                 13-3840732
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)


343 Thornall Street, Edison, New Jersey                                 08837
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code  (732) 205-0600
                                                    --------------


                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  Other Events

          Attached as exhibits are certain Structural Term Sheets, Collateral Term Sheets and Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter issued by the staff of the Commission on March 9, 1995 to the PSA) furnished to the Registrant by Chase Securities Inc., Prudential Securities Incorporated and First Union Capital Markets Corp. (collectively, the "Underwriters") in respect of the Registrant's proposed offering of Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-3 (the "Certificates").

          The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-64131) (the
"Registration Statement"). The Registrant hereby incorporates the Structural Term Sheets, Collateral Term Sheets and Computational Materials by reference in the Registration Statement.

          The Structural Term Sheets, Collateral Term Sheets and Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural Term Sheets, Collateral Term Sheets or Computation Materials.

          Any statement or information contained in the Structural Term Sheets, Collateral Term Sheets or Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

            Item 601(a)
         of Regulation S-K
            Exhibit No.                                Description
         -----------------                             -----------

               (99) Structural Term Sheets, Collateral Term Sheets and Computational
                                          Materials prepared by Chase
                                          Securities Inc., Prudential Securities
                                          Incorporated and First Union
                                          Capital Markets Corp. in connection
                                          with Chase Funding Mortgage Loan
                                          Asset-Backed Certificates, Series
                                          1999-3.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CHASE FUNDING, INC.



Date:  September 15, 1999


                                       By:  /s/ Eileen Lindblom
                                            ------------------------------------
                                            Name:   Eileen Lindblom
                                            Title:  Vice President

                                INDEX TO EXHIBITS


                                                                   Paper (P) or
Exhibit No.                     Description                       Electronic (E)
-----------                     -----------                       --------------

   (99)           Structural Term Sheets, Collateral Term              (E)
                  Sheets and Computational Materials
                  prepared by Chase Securities Inc.,
                  Prudential Securities Incorporated
                  and First Union Capital Markets Corp.
                  in connection with Chase Funding
                  Mortgage Loan Asset-Backed Certificates,
                  Series 1999-3.